AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated December 1, 1999 by and among Allianz Life Insurance Company of North America, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. is hereby amended by deleting the existing Schedule 1 & 2 and inserting in lieu thereof the following:

                                   SCHEDULE 1
               (1st revised edition - effective February 1, 2000)

SEPARATE ACCOUNTS
o        Allianz Life Variable Account B

CONTRACTS

o        USAllianz Alterity
o        USAllianz Rewards*

                                   SCHEDULE 2

PORTFOLIOS OF OPPENHEIMER VARIABLE ACCOUNT FUNDS
------------------------------------------------
o        Oppenheimer Main Street Growth & Income Fund/VA
o        Oppenheimer Global Securities Fund/VA
o        Oppenheimer High Income Fund/VA

*THIS CONTRACT WILL NOT BECOME EFFECTIVE UNTIL IT BECOMES SEC EFFECTIVE.

IN WITNESS WHEREOF, the parties have caused their duly authorized officer's to execute this amendment to the participation agreement as of February 1, 2000.

OPPENHEIMER VARIABLE ACCOUNT FUNDS                   OPPENHEIMERFUNDS, INC.

By:      /S/ ANDREW J. DONOHUE                   By: /S/    ANDREW J. DONOHUE
   ---------------------------                         ----------------------
Name:      ANDREW J. DONOHUE                     Name:      ANDREW J. DONOHUE
     -----------------------                          -----------------------
Title:     VICE PRESIDENT AND SECRETARY          Title: EXECUTIVE VICE PRESIDENT
      ---------------------------------                -------------------------
                                                             and General Counsel

ALLIANZ LIFE INSURANCE COMPANY OF
NORTH AMERICA

By:  /s/MICHAEL T. WESTERMEYER
Name: MICHAEL T. WESTERMEYER
Title:VICE PRESIDENT CORPORATE
      LEGAL OFFICER & SECRETARY

                          AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated December 1, 1999 by and among Allianz Life Insurance Company of North America, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. is hereby amended by deleting the existing Schedule 1 & 2 amended November 5, 2001 and inserting in lieu thereof the following:

                                   SCHEDULE 1
                  (3rd revised edition - effective May 1, 2002)

Separate Accounts
o        Allianz Life Variable Account A
o        Allianz Life Variable Account B

CONTRACTS
o        Valuemark II
o        Valuemark III
o        Valuemark Income Plus
o        Valuemark IV
o        USAllianz Alterity
o        USAllianz Rewards
o        USAllianz Charter II
o        USAllianz LifeFund
                                   SCHEDULE 2

PORTFOLIOS OF OPPENHEIMER VARIABLE ACCOUNT FUNDS

o      Oppenheimer Main Street Growth & Income Fund/VA (non-service shares)
o      Oppenheimer Global Securities Fund/VA (non-service shares)
o      Oppenheimer High Income Fund/VA (non-service shares)

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of May 1, 2002.

OPPENHEIMER VARIABLE ACCOUNT FUNDS      OPPENHEIMERFUNDS, INC.

By:      /S/ DENIS R. MOLLEUR           By:      /S/ DENIS R. MOLLEUR
   --------------------------              --------------------------
Name:      DENIS R. MOLLEUR             Name:      DENIS R. MOLLEUR
     ----------------------                  ----------------------
Title:        ASSISTANT SECRETARY       Title:        VICE PRESIDENT
      ---------------------------             ----------------------

ALLIANZ LIFE INSURANCE COMPANY OF
NORTH AMERICA
By:  /s/ STEWART GREGG
Name:    STEWART D. GREGG
Title:   A.V.P and Senior Counsel
         LEGAL OFFICER & SECRETARY

                          AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated December 1, 1999 by and among Allianz Life Insurance Company of North America, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. is hereby amended by deleting the existing Schedule 1 & 2 amended May 1, 2003 and inserting in lieu thereof the following:

                                   SCHEDULE 1
                (5th revised edition - effective April 30, 2004)

SEPARATE ACCOUNTS
o        Allianz Life Variable Account A
o        Allianz Life Variable Account B

CONTRACTS
o        USAllianz Valuemark II
o        USAllianz Valuemark III
o        USAllianz Valuemark Income Plus
o        Valuemark IV
o        USAllianz Alterity
o        USAllianz Rewards
o        USAllianz Charter II
o        USAllianz High Five
o        USAllianz High Five Bonus
o        LifeFund
                                   SCHEDULE 2

PORTFOLIOS OF OPPENHEIMER VARIABLE ACCOUNT FUNDS
------------------------------------------------
o        Oppenheimer Main Street Fund/VA
o        Oppenheimer Global Securities Fund/VA
o        Oppenheimer High Income Fund/VA

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of April 30, 2004.

OPPENHEIMER VARIABLE ACCOUNT FUNDS              OPPENHEIMERFUNDS, INC.

By:      /S/ CHRISTINA NASTA                    By:    /S/ DAVID ROBERTSON
   -------------------------                       -----------------------
Name:        CHRISTINA NASTA                    Name:      DAVID ROBERTSON
     ---------------------                           ---------------------
Title:       VP                                 Title:     SVP
      -------------------                            -----------

ALLIANZ LIFE INSURANCE COMPANY OF
NORTH AMERICA

By:  /s/STEWART GREGG
  -------------------
Name:   STEWART D. GREGG
     -------------------
Title:  SECOND VICE PRESIDENT AND SENIOR COUNSEL
     -------------------------------------------

                          AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated December 1, 1999 by and among Allianz Life Insurance Company of North America, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. is hereby amended by deleting the existing Schedule 1 & 2 amended April 30, 2004 and inserting in lieu thereof the following:

                                   SCHEDULE 1
                (6th revised edition - effective April 29, 2005)

SEPARATE ACCOUNTS
o        Allianz Life Variable Account A
o        Allianz Life Variable Account B

CONTRACTS
o        USAllianz Valuemark II
o        USAllianz Valuemark III
o        USAllianz Valuemark Income Plus
o        USAllianz Valuemark IV
o        USAllianz Alterity
o        USAllianz Rewards
o        USAllianz Charter II
o        USAllianz High Five
o        USAllianz High Five Bonus
o        USAllianz High Five L
o        LifeFund
                                   SCHEDULE 2

PORTFOLIOS OF OPPENHEIMER VARIABLE ACCOUNT FUNDS
------------------------------------------------
o        Oppenheimer Main Street Fund/VA
o        Oppenheimer Global Securities Fund/VA
o        Oppenheimer High Income Fund/VA

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of April 29,2005.

OPPENHEIMER VARIABLE ACCOUNT FUNDS          OPPENHEIMERFUNDS, INC.

By:      /S/ BRIAN W. WIXTED                By:      /S/ CHRISTINA M. NASTA
   -------------------------                   ----------------------------
Name:        BRIAN W. WIXTED                Name:        CHRISTINA M. NASTA
     -----------------------                     --------------------------
Title:       TREASURER                      Title:       VICE PRESIDENT
      ----------------------------                ---------------------

ALLIANZ LIFE INSURANCE COMPANY OF
NORTH AMERICA

By:  /s/STEWART GREGG
   ----------------------------
Name:   STEWART D. GREGG
  ----------------------------
Title:  SECOND VICE PRESIDENT AND SENIOR COUNSEL
     -------------------------------------------

                          AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated December 1, 1999 by and among Allianz Life Insurance Company of North America, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. is hereby amended by deleting the existing Schedule 1 & 2 amended April 29,2005 and inserting in lieu thereof the following:

                                   SCHEDULE 1
                         (Revised - effective May1,2006)
SEPARATE ACCOUNTS
o        Allianz Life Variable Account A
o        Allianz Life Variable Account B

CONTRACTS
---------
o        Allianz LifeFund
o        Valuemark II
o        Valuemark III
o        Valuemark Income Plus
o        Allianz Charter II
o        Allianz Dimensions
o        Allianz Valuemark IV
o        Allianz Alterity
o        Allianz Rewards
o        Allianz High Five
o        Allianz High Five Bonus
o        Allianz High Five L

                                   SCHEDULE 2

PORTFOLIOS OF OPPENHEIMER VARIABLE ACCOUNT FUNDS
------------------------------------------------
o        Oppenheimer Global Securities Fund/VA
o        Oppenheimer High Income Fund/VA
o        Oppenheimer Main Street Fund/VA

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of April 29,2005.

OPPENHEIMER VARIABLE ACCOUNT FUNDS         OPPENHEIMERFUNDS, INC.

By:      /S/ BRIAN W. WIXTED                By:      /S/ CHRISTINA M. NASTA
   -------------------------                   ----------------------------
Name:        BRIAN W. WIXTED                Name:        CHRISTINA M. NASTA
     -----------------------                     --------------------------
Title:       TREASURER                      Title:       VICE PRESIDENT
      ----------------------------                ---------------------

ALLIANZ LIFE INSURANCE COMPANY OF
NORTH AMERICA

By:  /s/STEWART GREGG
   ----------------------------
Name:   STEWART D. GREGG
    ----------------------------
Title:  SECOND VICE PRESIDENT AND SENIOR COUNSEL
     -------------------------------------------